UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 13, 2005

                         Thunderball Entertainment, Inc.
             (Exact name of registrant as specified in its charter)

           Nevada                   20-1667449                   000-50968
----------------------------   ------------------------       -------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)

                          800 Nicollet Mall, Suite 2690
                              Minneapolis, Minnesota      55402
               (Address of principal executive offices) (Zip Code)

                                 (612) 279-2005
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

      As previously reported by the Registrant in its Current Report Form 8-K dated May 13, 2005 and filed May 19, 2005, on May 13, 2005, the Registrant acquired Domino Entertainment, Inc. (f/k/a Thunderball Entertainment, Inc.) in a merger transaction. The disclosures set forth under Items 1.01 and 2.01 of such Form 8-K are hereby incorporated by reference into this Item 2.01 of this amended report. The pro forma financial information is contained herein under
Item 9.01 of this report.

Item 9.01. Financial Statements and Exhibits.

      (a) Financial Statements of Business Acquired.

      The financial statements of Domino Entertainment, Inc. (f/k/a Thunderball Entertainment, Inc.) were previously filed in the Registrant's Current Report Form 8-K dated May 13, 2005 and filed May 19, 2005.

      (b) Pro-Forma Financial Information

      Pro forma financial information is included in this report beginning at page F-1, below (following the signature page).

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THUNDERBALL ENTERTAINMENT, INC.

Date: June 23, 2005                     By: /s/ Brian D. Niebur
                                           -------------------------------------
                                           Brian D. Niebur
                                           Chief Financial Officer

                         Pro Forma Financial Information

      Pursuant to an Amended and Restated Agreement and Plan of Merger dated as of May 3, 2005 (the "Merger Agreement"), by and among Thunderball Entertainment, Inc. (f/k/a Philadelphia Mortgage Corp., "Thunderball" or the "Company"), Philadelphia Mortgage Newco, Inc., a Minnesota corporation and wholly owned subsidiary of the Company ("Merger Subsidiary"), and Domino Entertainment, Inc., a Minnesota corporation (f/k/a Thunderball Entertainment, Inc., "Domino"), Merger Subsidiary merged with and into Domino, with Domino remaining as the surviving entity and a wholly owned operating subsidiary of the Company (the "Merger"). The Merger was effective as of May 13, 2005, upon the filing of Articles of Merger with the Minnesota Secretary of State (the "Articles of Merger," and collectively referred to with the Merger Agreement as the "Plan of Merger").

      At the effective time of the Merger, the legal existence of Merger Subsidiary ceased, and all 8,000,000 shares of common stock of Domino that were outstanding immediately prior to the Merger and held by Domino's shareholders were cancelled, with one share of common stock of Domino issued to the Company. Simultaneously, the former holders of Domino common stock received an aggregate of 8,000,000 shares of common stock of the Company, representing approximately 93.0% of the Company's common stock outstanding immediately after the Merger. Additionally, pursuant to the Merger Agreement, the Company cancelled 133,334 shares of common stock held by the Company's shareholders and issued 459,141 shares of restricted common stock to certain of the Company's shareholders. Accordingly, there were 600,000 shares of common stock outstanding prior to the merger.

      On May 18, 2005, the Company's board of directors authorized and effected a change in the Company's name from Philadelphia Mortgage Corp. to Thunderball Entertainment, Inc. through a short-form merger with Thunderball Entertainment, Inc., a Nevada corporation and wholly-owned subsidiary of the Company. On May 24, 2005, the Company and Domino's board of directors authorized a change in the name of the Company's wholly-owned subsidiary from Thunderball Entertainment, Inc. to Domino Entertainment, Inc. The name changes were effective on May 19, 2005 and May 27, 2005, respectively.

      Generally accepted accounting principles in the United States of America require that the company whose shareholders retain a majority interest in a business combination be treated as the acquiror for accounting purposes. As a result, for accounting purposes, the Merger was treated as a recapitalization of Thunderball Entertainment, Inc. rather than as a business combination. The assets and liabilities resulting from the reverse acquisition were the Domino assets and liabilities (at historical cost). There were no other assets acquired or liabilities assumed of Thunderball at the time of the merger. The fiscal year for the Company has been changed from January 31 to December 31 to comport with the fiscal year for Domino.

      The following unaudited pro forma condensed balance sheet gives effect to the Merger as if it had occurred on March 31, 2005:

Current assets                                                        $ 347,143
Other assets                                                              2,781
                                                                      ---------
         Total assets                                                 $ 349,924
                                                                      =========

Current liabilities                                                   $  45,191

Stockholders Equity
      Common stock                                                        8,600
      Additional paid-in capital                                        351,744
      Deficit accumulated during development stage                      (55,611)
                                                                      ---------
        Total stockholders equity                                       304,733
                                                                      ---------
         Total liabilities and stockholders equity                    $ 349,924
                                                                      =========

      The following unaudited pro forma condensed income statement for the period ended December 31, 2004 gives effect to the merger as if it had occurred on October 1, 2004 (Inception):

Operating loss                                                        $ (16,353)
Net loss                                                              $ (16,353)
Basic loss per share                                                  $    (.03)
Weighted average shares outstanding                                     600,000

         The following unaudited pro forma condensed income statement for the three months ended March 31, 2005 gives effect to the merger as if it had occurred on January 1, 2005:

Operating loss                                                      $   (39,258)
Net loss                                                            $   (39,258)
Basic loss per share                                                $      (.01)
Weighted average shares outstanding                                   5,893,333


                                      F-2